SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]     Confidential, For Use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))


                               MARGO CARIBE, INC.
                (Name of Registrant as Specified in Its Charter)

                                      N/A
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

        -----------------------------------------------------------------


                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                                  TO BE HELD ON
                            FRIDAY, OCTOBER 26, 2001

        -----------------------------------------------------------------





         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholder's of Margo Caribe, Inc. ("Margo") will be held on Friday, October 26, 2001 at 10:00 a.m., local time, at the offices of Pietrantoni Mendez & Alvarez LLP, Suite 1901, Banco Popular Center, 209 Munoz Rivera Avenue, San Juan, Puerto Rico, to consider and vote upon the following proposals:

                  (1)      To elect eight directors;

                  (2) To ratify the appointment of Deloitte & Touche LLP as independent accountants of Margo for the year ending
         December 31, 2001; and

                  (3) To transact such other business as may properly be brought before the meeting or any adjournment thereof.

         The Board of Directors has designated the close of business on September 24, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any and all adjournments thereof.

         In order to assure that your vote will be counted, please complete, date, sign and promptly return the accompanying proxy card in the enclosed postage paid envelope.

                                             By order of the Board of Directors,



                                             Margaret D. Spector
                                             Secretary

Vega Alta, Puerto Rico



September 26, 2001

                               MARGO CARIBE, INC.
                                    Road 690
                                  Kilometer 5.8
                          Vega Alta, Puerto Rico 00762


                      ------------------------------------

                                 PROXY STATEMENT

                      ------------------------------------



                         ANNUAL MEETING OF STOCKHOLDERS
                         to be held on October 26, 2001


     This Proxy Statement is being furnished to the holders of the common stock, $.001 par value ("Margo Common Stock") of MARGO CARIBE, INC., a Puerto Rico corporation ("Margo"), in connection with the solicitation of proxies by the Board of Directors of Margo for the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the place and time and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and accompanying form of proxy are first being sent to stockholders on or about September 26, 2001.

     The Board of Directors has ordered the Annual Meeting to be held on Friday, October 26, 2001, and has fixed the close of business on September 24, 2001, as the record date (the "Record Date") for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting or at any adjournment or postponement thereof. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Margo Common Stock is necessary to constitute a quorum at the meeting. In determining the presence of a quorum at the Annual Meeting, abstentions are counted and "broker non-votes" are not. A "broker non-vote" results when a broker or nominee has physically indicated on the proxy that it does not have discretionary authority to vote on a particular matter (even though those shares may be entitled to vote on other matters).

     As of the Record Date, Margo had 1,883,822 outstanding shares of Margo Common Stock. Holders of Margo Common Stock are entitled to one vote per share, exercisable in person or by proxy, at all meetings of stockholders. The Margo Common Stock is the only class of Margo's securities which is entitled to vote on any matter submitted to a vote at the Annual Meeting.

     Proxies in the accompanying form, properly executed, duly returned to Margo and not revoked, will be voted in the manner specified. If no instructions are made, such shares will, except as provided in the second paragraph of this Proxy Statement, be voted (i) for the election of the nominees for directors named in this Proxy Statement; (ii) to ratify the appointment of Deloitte & Touche LLP as independent accountants of Margo; (iii) in the proxyholders' discretion on any other matters that may properly come before the Annual Meeting. Returning a signed proxy will not affect a stockholder's right to attend the Annual Meeting and to vote in person, since proxies are revocable. A proxy for the Annual Meeting may be revoked at any time prior to its use by submission of a later dated proxy, by delivery of written notice of revocation to the Chairman of the Board of Margo, or by voting in person at the Annual Meeting. Presence at the Annual Meeting does not of itself revoke a proxy.

     Margo will pay the entire cost of soliciting proxies for the Annual Meeting. Solicitation of proxies may be made through personal visits or telephone calls to stockholders or their representatives by officers and other employees of Margo, who will receive no additional compensation therefor.

                              ELECTION OF DIRECTORS

     On September 14, 2001, the Board of Directors of Margo voted to increase the Board of Directors from five members to eight members. Accordingly, at the Annual Meeting, eight directors comprising the entire Board of Directors of Margo are to be elected. Messrs. Ramon L. Dominguez, Mark H. Greene, J. Fernando Rodriguez and John A. Wing have been nominated to fill the three new board seats as well as to fill the vacancy created by the death of Frederick D. Moss. The Board of Directors has nominated the following nominees to serve until the 2002 Annual Meeting of Stockholders and until their successors are duly elected and qualified:

                               Michael J. Spector
                               Margaret D. Spector
                               Blas R. Ferraiuoli
                                Michael A. Rubin
                               Ramon L. Dominguez
                                 Mark H. Greene
                              J. Fernando Rodriguez
                                  John A. Wing

     The Board of Directors recommends that stockholders vote FOR the election of the eight nominees listed above. Michael J. Spector and Margaret D. Spector (the "Spectors") jointly own more than a plurality of the outstanding shares of Margo Common Stock. As a result, the Spectors have sufficient votes to elect all of the nominees to Margo's Board of Directors. See "Security Ownership of Certain Beneficial Owners and Management." The Spectors have indicated that they intend to vote for each of the nominees listed above.

     Once a quorum is present, the directors must be elected by a majority of the votes cast by the shares of Margo Common Stock entitled to vote at the Annual Meeting. Abstentions and broker non- votes will not have an effect on the election of directors of Margo. In the absence of instructions to the contrary, the persons named in the accompanying proxy will vote the shares represented thereby in favor of such nominees. In addition, though management does not anticipate that any of the persons named above will be unable, or will decline, to serve, if any of the persons named above is unable to serve or declines to serve, the persons named in the accompanying proxy may vote for another person, or persons, in their discretion.

Information Concerning Nominees for Election

     The following table sets forth information with respect to each nominee for election to the Board of Directors. The business experience of each individual is set forth in the paragraphs following the table.


                             Age at               Position            Director
   Nominee             September 1, 2001        with Company           Since
   -------             -----------------        ------------           -----

Michael J. Spector             54                Chairman,              1981
                                              Chief Executive
                                            Officer and Director
Margaret D. Spector            49          Secretary and Director       1981
Blas R. Ferraiuoli             56                 Director              1988
Michael A. Rubin               59                 Director              1995
Ramon L. Dominguez             48                 Nominee               New
                                                                      Nominee
Mark H. Greene                 54                 Nominee               New
                                                                      Nominee
J. Fernando Rodriguez          38          Nominee, President and       New
                                          Chief Operating Officer     Nominee
                                                                        New
John A. Wing                   65                 Nominee             Nominee



     MR. SPECTOR currently serves as the Chairman of the Board and Chief Executive Officer and is a director of Margo. He has held these positions since the organization of Margo in 1981. His wife, Margaret D. Spector, is Secretary and a director of Margo.

     MRS. SPECTOR currently serves as the Secretary and a director of Margo. She has held these positions since the organization of Margo in 1981.

     MR. FERRAIUOLI was elected a director of Margo in 1988 and continues to hold that position. He has had his own law practice since June 1994.

     MR. RUBIN was elected a director of Margo in 1995 and continues to hold that position. Mr. Rubin is an attorney engaged in private practice. He has been a partner in the law firm of Michael A. Rubin, P.A., Coral Gables, Florida, for more than the past five years.

     MR. DOMINGUEZ is being nominated as a director of Margo for the first time. Mr. Dominguez has served as the President of San Juan Holdings, Inc. (investment banking) since February 1998 and as the President of RD Capital Group, Inc. (broker-dealer) since July 1994.

     MR. GREENE is being nominated as a director of Margo for the first time. He has been a principal of the TJAC Group, a group of real estate development entities involved in real estate development and management in Puerto Rico, for more than the past five years.

     MR. RODRIGUEZ is being nominated as a director of Margo for the first time. Mr. Rodriguez has served as the President and Chief Operating Officer of Margo since March 5, 2001. From March 3, 1995 to March 4, 2001, Mr. Rodriguez served as Executive Vice President of Retail Banking for Banco Santander Puerto Rico.

     MR. WING is being nominated as a director of Margo for the first time. Mr. Wing has been a Professor of Law and Finance at the Illinois Institute of Technology and the Chairman of its Center for the Study of Law and Financial Markets since July 1998. From 1981 to July 1998 Mr. Wing was the Chairman of the Board and Chief Executive Officer of the Chicago Corporation. Director, AmerUS Life Holdings.

Compensation of Directors

     The directors of Margo who are not employees of Margo are paid a quarterly retainer fee of $1,000 and an additional fee of $1,000 for each meeting of the Board (or committee thereof) attended, plus any travel and out-of-pocket expenses incurred in connection with the performance of their duties. No separate fees are paid for committee meetings attended on the same day as a Board meeting. The directors of Margo who are employed by Margo do not receive additional compensation for serving as directors. Margo also provides directors liability insurance for its directors.

     As provided under Margo's 1998 Stock Option Plan (the "1998 Plan") adopted April 23, 1998, any nonemployee director of Margo who is in office on the first business day following any annual meeting of shareholders shall automatically receive on such date an option to acquire 2,500 of Margo Common Stock at the market price on such date. During 2000, Messrs. Ferraiuoli, Rubin and Mrs. Spector each received options to acquire 2,500 shares of Margo Common Stock at an exercise price of $1.75 ($1.93 for Mrs. Spector) expiring on December 22, 2010 in accordance with the 1998 Plan.

Directors' Meetings, Committees and Fees

     The Board of Directors held seven meetings during 2000. Each member of the Board of Directors attended at least 75% all of the Board meetings and meetings held by all Committees on which he or she served during such period.

     Margo has an audit committee which reviews the results of Margo's audits and selects Margo's accountants. The Functions of the Audit Committee are described below under the caption "Report of the Audit Committee."

     This committee held two meetings during 2000. The current members of the audit committee are Messrs. Ferraiuoli, Moss and Rubin. Mr. Frederick D. Moss was a member of the Audit Committee prior to his death. The Board intends to appoint at least one additional member to the Audit Committee from the new nominees up for election of the Annual Meeting. During the year, the Board examined the composition of the Audit Committee in light of the adoption by Nasdaq of new rules governing audit committees. Based upon this examination, the Board confirmed that all members of the Audit Committee are "independent" within the meaning of Nasdaq's new rules.

     Margo also has a Compensation Committee which is responsible for the development and administration of Margo's compensation program. The Compensation Committee held one meeting during 2000. The members of the Compensation Committee are Messrs. Ferraiuoli, and Rubin. Mr. Frederick D. Moss was also a member of the Corporation Committee prior to his death. The Board also intends to appoint at least one additional member to the Compensation Committee from the new nominees up for election of the Annual Meeting. Presently, Margo's Board of Directors has no standing nominating committee.

Compensation Committee Interlocks and Insider Participation

     The members of the Compensation Committee are Messrs. Ferraiuoli and Rubin, none of whom are employed by Margo. During 2000, none of the executive officers of Margo served as a director, executive officer or compensation committee member of another entity which had an executive officer who served as compensation committee member or director of Margo. Messrs. Ferraiuoli and Rubin, who are directors of Margo, and each have their own law practice, were engaged by the Company during 2000 to render legal services.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth, as of September 1, 2001, the number of shares of Margo Common Stock owned beneficially by the following persons and the percentage of all shares outstanding represented by such ownership: (a) each director and nominee for director of Margo; (b) all executive officers, directors and nominees of Margo as a group; and (c) each person or entity known by Margo to be the beneficial owner of more than five percent (5%) of the outstanding Margo Common Stock. Unless otherwise stated, all shares are held with sole investment and voting power.

                   Security Ownership as of September 1, 2001
                   ------------------------------------------

            Name                     Amount Beneficially Owned(1)    Percent of
 (Position with the Company)        ----------------------------      Class(1)
 --------------------------                                          -----------
Michael J. Spector                            1,309,482(2)               67.9%
(Executive Officer and
Director)

Margaret D. Spector                           1,309,482(2)               67.9%
Carr. 690, Km. 5.8
Vega Alta, Puerto Rico  00646
(Executive Officer and
Director)

J. Morton Davis                                 185,249(3)                9.8%
D.H. Blair Holdings, Inc.
D.H. Blair Investment Banking
Corp.
44 Wall Street
New York, New York 1005
(Five Percent Shareholder)

Blas Ferraiuoli (Director)                       14,000                   (4)

Michael A. Rubin (Director)                      19,000                   1.0%

Ramon L. Dominguez (Nominee)                      1,200                   (4)

Mark H. Greene (Nominee)                             --                    --

J. Fernando Rodriguez                               900                   (4)
(Nominee and Executive
Officer)

John A. Wing (Nominee)                               --                    --

All Executive Officers,
Directors and nominees as a
Group
(9 persons)                                   1,369,082                  69.6%

--------------------
(1) For each person or group, the amount shown as beneficially owned includes the number of shares of common stock the named person(s) has the right to acquire upon exercise of stock options that are exercisable within 60 days of September 1, 2001 (except in the case of the Spectors in which case all shares issuable upon options are included irrespective as of exercise date) as shown below:
          o    Michael J. Spector and Margaret D. Spector - 45,000 shares
          o    Blas R. Ferraiuoli - 10,000 shares
          o    Michael A. Rubin - 6,000 shares
          o All Executive Officers and Directors as a Group - 83,500 shares Percent of class does not include shares of common stock issuable upon exercise of stock options held by other persons.
(2) Includes 944,594 shares held directly by Mr. Spector and 319,888 shares held by Mrs. Spector. Also includes stock options to acquire 30,000 and 15,000 shares held by Mr. Spector and Mrs. Spector, respectively. The Spectors share voting and investment power over the shares owned by each other.
(3) This amount consists of 184,149 shares held in the name of D.H. Blair Investment Banking Corp., a registered broker-dealer which is wholly-owned by D.H. Blair Holdings, Inc., which in turn is wholly-owned by J. Morton Davis and of 1,100 shares owned by Rosalind Davidowitz, the spouse of Mr. Davis. This amount is based upon a Schedule 13G dated February 9, 1995, as amended, filed with the SEC.
(4)  Less than one percent.

         INFORMATION CONCERNING EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     The following table sets forth certain information regarding the executive officers of Margo as of September 1, 2001 who do not serve on Margo's Board of Directors.


  Name (Age)                             Positions with Margo
  ----------                             --------------------

  J. Fernando Rodriguez (38)             President and Chief Operating Officer

  Alfonso Ortega (47)                    Vice President, Treasurer and
                                         Chief Financial Officer

  Rene Llerandi (41)                     Vice President - Marketing

     Officers serve at the discretion of the Board of Directors. All of the executive officers of Margo except Margaret D. Spector devote their full time to the operations of Margo.

Background of Executive Officers

     Set forth below is a summary of the background of each person who was an executive officer of Margo as of September 1, 2001, other than executive officers who also serve as directors.

     MR. RODRIGUEZ commenced as President and Chief Operating Officer on March 5, 2001. From March 3, 1995 to March 2000, Mr. Rodriguez served as Executive Vice President of Retail Banking for Banco Santander Puerto Rico.

     MR. ORTEGA currently serves as the Vice President, Treasurer and Chief Financial Officer of Margo. He has held this position since January 1993.

     MR. LLERANDI currently serves as Vice President of Marketing. He has held this position since April 1, 1993.



                             EXECUTIVE COMPENSATION

Board Compensation Committee Report on Executive Compensation

     The following Report of the Compensation Committee on Executive Compensation shall not be deemed filed or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that Margo specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     Margo has a Compensation Committee which is principally responsible for the development and administration of Margo's compensation program.

     Margo's executive compensation program is designed to retain experienced management and to link compensation and returns to shareholders. To this end, Margo has developed a compensation strategy that ties a portion of executive compensation to Margo's performance and to appreciation in Margo's stock price. The overall objectives of this strategy are to attract and retain the best possible executive talent, to motivate these executives to achieve the goals inherent in Margo's business strategy and to link executive and shareholder interests through the use of stock options linked to stock performance.

     The key elements of Margo's executive compensation consist of base salary, an annual bonus and the grant of stock options. Margo's policies with respect to each of these elements, including the basis for the compensation awarded to Mr. Michael J. Spector, Margo's chief executive officer, are discussed below. In addition, while the elements of compensation described below are considered separately, the Compensation Committee will take into account the full compensation package afforded by Margo to the individual, including insurance and other benefits, as well as the programs described below.

Base Salaries

     Base salaries for new executive officers are initially determined by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive marketplace for executive talent, including a comparison to base salaries for comparable positions at other companies in similar industries and markets.

     Annual salary adjustments are determined by evaluating the performance of Margo and of each executive officer, and also take into account new responsibilities. Non-financial performance measures are also considered. These include increase in market share, efficiency gains, improvements in product quality and improvements in relations with customers, suppliers and employees.

     With respect to the base salary of Mr. Spector, the Compensation Committee has taken into account a comparison of base salaries of chief executive officers of similar companies and an assessment of

Mr. Spector's individual performance. Other factors that have and will be taken into account are the longevity of Mr. Spector's service to Margo and its belief that Mr. Spector is an excellent representative of Margo to the public by virtue of his stature in the community and his experience in the industry. The base salary, bonus and other compensation of Mr. Spector for the 2000 fiscal year was the same as for the prior three fiscal years. Mr. Spector has not received an increase in his base salary since 1990.

Annual Bonus

     Margo's executive officers are eligible for an annual bonus based on Margo's profitability and performance as a whole. All executive bonuses were recommended by the Chief Executive Officer.

     During 2000, bonuses for all executives were determined principally on a general evaluation of the performance of Margo as a whole and the individual performance of the executive. Based on Margo's financial results for 2000, Mr. Spector requested that he not be paid a bonus for 2000.

Stock Based Compensation

     Under Margo's 1998 Plan, which was approved by shareholders, stock options may be granted to Margo's officers, directors and employees. Stock options are designed to provide additional incentive to employees and directors who provide services to Margo and its subsidiaries. The exercise price with respect to stock options under the 1998 Stock Option Plan is determined by the Compensation Committee. Under the 1998 Stock Option Plan, the option exercise price may not be less than 100% of the fair market value of the common stock on the date of grant. This approach is designed to incentivize the creation of shareholder value over the long term since the full benefit of the total compensation package cannot be realized unless stock price appreciation occurs over a number of years.

     Grants of options are made by the Compensation Committee. The Committee may decide not to grant options in the event of poor corporate performance.

                             Compensation Committee
                            of the Board of Directors

                               Blas R. Ferraiuoli
                                Michael A. Rubin

Summary Compensation Table

     The following table sets forth information regarding compensation paid by Margo to its Chief Executive Officer for services rendered in all capacities during the fiscal years ended December 31, 2000, 1999 and 1998. No other executive officer of Margo received total annual salary and bonus exceeding $100,000 during 2000, 1999 or 1998.


                                  Annual Compensation
                                  -------------------
                                                         Number of
                                                           Stock
Name of Individual and                                    Options       Other Annual
Position with the Company    Year     Salary     Bonus   Granted(1)   Compensation(2)
-------------------------    ----     ------     -----   ----------   ---------------
Michael J. Spector           2000    $104,000   $  -       2,500         $  8,000
Chairman,                    1999     104,000      -       2,500            8,000
Chief Executive Officer      1998     104,000      -       2,500            8,000
   and Director

-------------------
(1) Include 2,500 options granted to Mrs. Spector for each of 1998, 1999 and 2000.
(2) Represents matching contribution under Margo's Salary Deferral Retirement Plan.

Grant of Stock Options

     No stock options were granted to Mr. Michael Spector during the year ended December 31, 2000. However, the table below provides certain information regarding stock options granted to Mrs. Margaret D. Spector which Mr. Spector is deemed to beneficially own for Securities and Exchange Commission reporting purposes.

                                                                                                   Potential
                                                                                                   Realizable
                                                                                                    Value at
                                                                                                    assumed
                                                                                                  annual rates
                                                                                                 of stock price
                                                                                                  appreciation
                                                                                                for option term
                                                                                                ---------------
                              $ of shares       % of total
                              underlying         options          Exercise
                                options         granted in         Price        Expiration
           Name               granted(2)       Fiscal Year      ($/share)(3)       Date           5%        10%
        ----------            ----------       -----------      ------------      ------         ----      ----
Michael J. Spector(1)            2,500             25%             $1.93         12-22-10       $2,300     $6,500
-------------------------------------
(1)   Represents options to acquire 2,500 shares granted to Margaret D. Spector.
(2)   Options become exercisable at the rate of 20% on the first, second, third, fourth and fifth anniversary of the grant date.
(3)   The exercise price is based on 110% of last sales price for the Company's common stock on December 22, 2000, the date of grant.

Options Exercised During 2000 and Option Values at December 31, 2000

     The following table sets information on outstanding options held by Margo's chief executive officer and their value at December 31, 2000. There were no exercises of options during 2000. Value is calculated as the difference between the last sales price of the Common Stock and the exercise price as of December 31, 2000, the last day the Common Stock was traded during 2000.


                                                            Number of Shares               Value of Unexercised
                                                               Underlying                      In-The-Money
                                                          Unexercised Options                   Options at
                                                             at 12/31/00                     12/31/00(1)(2)
                             Shares                         -------------                   ---------------
                            Acquired       Value
          Name             on Exercise   Realized     Exercisable     Unexercisable    Exercisable     Unexercisable
          ----             -----------   --------     -----------     -------------    -----------     -------------
Michael J. Spector(1)           -            -          35,500           9,500            $230            $345
------------------

(1)    Includes 15,000 options held by to Margaret D. Spector, the wife of Michael J. Spector.
(2)    Based on the last sales price of $1.88 per share on December 29, 2000 and an exercise price of $3.16,
       $3.44,  $1.65 and $2.75 for  20,000,  14,000,  1,000 and 500  exercisable options and an exercise price of $3.44, $1.65, $2.75 and $1.93 for 3,500, 1,500, 2,000 and 2,500 of unexercisable options, respectively.


                                PERFORMANCE GRAPH

     The following performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that Margo specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     The Performance Graph compares the yearly percentage change in Margo's cumulative total stockholder return on its Common Stock to that of the Center for Research in Securities Prices ("CRSP") Index for NASDAQ Stock Market (US Companies) and a Peer Group Index. The Peer Group Index consists of corporations engaged in the nursery business (Calloways Nursery Inc., Hines Horticulture Inc. and Griffin Land & Nurseries, Inc.). The Performance Graph assumes (i) that $100 was invested on December 29, 1995 in the case of each of the CRSP Index for NASDAQ Stock Market (U.S. Companies), the Peer Group Index and Margo's Common Stock; and (ii) the reinvestment of all dividends.


               Comparison of Five - Year Cumulative Total Returns
                             Performance Graph for
                               Margo Caribe, Inc.

              Produced on 09/07/2001 including data to 12/29/2000


CRSP Total Returns Index for:        12/1995  12/1996  12/1997  12/1998  12/1999  12/2000
-----------------------------        -------  -------  -------  -------  -------  -------

Margo Caribe, Inc.                   100.0      78.0     45.5     57.6     56.1     45.5
Nasdaq Stock Market (US Companies)   100.0     123.0    150.7    212.4    394.8    237.5
Self - Determined Peer Group         100.0     100.0    183.8    283.7    267.1    132.9


Companies in the Self-Determined Peer Group
        CALLOWAYS NURSERY INC                   GRIFFIN LAND AND NURSERIES INC
        HINES HORTICULTURE INC


-----------------
Prepared by CRSP (www.csrpchicago.edu),  Center for Research in Security Prices.
Graduate School of Business,  The University of Chicago.  Used with  permission.
All rights reserved.


Salary Deferral Retirement Plan

     During 1998, Margo established a Salary Deferral Retirement Plan (the "Retirement Plan") under the provisions of the Puerto Rico Internal Revenue Code of 1994. The Retirement Plan covers all employees who are at least 21 years of age and have completed one year of service. Under the terms of the retirement plan, Margo matches up to 100% of the pre-tax contributions made by employees in an amount equal to 10% of their basic salary subject to a maximum of $8,000. For the year ended December 31, 2000, Margo paid approximately $50,000 as matching contribution for all participants.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Amount due from/to Principal Shareholder

     In connection with the settlement of Margo's litigation with First Union National Bank of Florida ("First Union") on May 29, 1996, Margo advanced
$340,158 on behalf of Michael J. Spector, which was the portion of the settlement that corresponded to claims made by First Union against Mr. Spector in his individual capacity. This amount was subsequently reduced by $66,506 in 1996 by offsetting this amount against amounts due Mr. Spector in connection with the purchase of a residence by the Company from Mr. Spector. During 1997, Margo charged Mr. Spector for certain expenses paid on his behalf. During March 1998, this receivable was converted into a non- interest bearing note due on March 2001. During March 2001, the note was renewed for an additional one year period. At December 31, 2000 and 1999, Mr. Spector owed Margo $394,269 and $290,226, respectively.

Lease and Option to Purchase Puerto Rico Nursery Farm

     Effective January 1, 1993, Margo and the Spectors entered into a lease agreement with respect to the Puerto Rico main nursery farm. The lease had an initial term of five years renewable for an additional term of five years at the option of Margo. During the initial term of the lease, rent was set at $19,000 per month. Additionally, Margo is required to pay all taxes on the property, maintain certain insurance coverages and otherwise maintain the property. The lease also contains an option which permits Margo to purchase the property at its appraised value at any time during the term of the lease. In consideration of the option Margo must pay the Spectors $1,000 per month. On January 1, 1998, Margo exercised its renewal option at a monthly rental of $24,000. The Spectors have committed to grant Margo an option to extend the lease for an additional period of five years ending December 31, 2007.

     Effective January 1, 1994, the lease agreement was amended to include an additional 27-acre tract of land adjacent to the existing nursery facility for $1,750 per month. The lease terms for this additional tract did not include renewal or purchase options. Effective January 1, 1998, Margo and the Spectors entered into an amendment to the lease agreement which granted Margo the right to continue to lease the 27-acre parcel on a month to month basis, subject to the right of either party to terminate this portion of the lease upon 30 days prior written notice. In connection with this amendment, the Spectors also agreed to reimburse to Margo, by no later than March 1, 2001, the unamortized value of the leasehold improvements applicable to said parcel as of the date of termination. The agreement terminated effective February 1, 2000 and during March 2001, the Spectors paid $45,384 to Margo for the unamortized value of the leasehold improvements.

Certain Other Relationships

     During 2000 Margo engaged Blas Ferraiuoli and Michael A. Rubin, each a director of Margo, to render legal services on behalf of Margo.

                          REPORT OF THE AUDIT COMMITTEE

     The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing of Margo under the Securities Act of 1933 of the Securities Exchange Act of 1934, except to the extent Margo specifically incorporates this Report by reference therein.

     During fiscal 2000, the Audit Committee of the Board of Directors developed a written charter for the Audit Committee, which was approved by the full Board on June 6, 2000. The complete text of the new charter, which reflects standards set forth in new SEC regulations and Nasdaq rules, is reproduced in Appendix A to this proxy statement.

     The role of the Audit Committee is to assist the Board of Directors in its oversight of Margo's financial reporting process. As set forth in the charter, management of Margo is responsible for the preparation, presentation and integrity of Margo's financial statements, Margo's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing Margo's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

     In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. Finally, the Committee discussed with Deloitte & Touche LLP matters related to their independence and has received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect and considered whether any other non-audit services provided by Deloitte & Touche are compatible with maintaining the auditors' independence and has discussed with the auditors their independence.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of Margo's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that Margo's auditors are in fact "independent."

     Based upon the reports and discussion described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the charter, the Committee recommended to the Board that the audited financial statements of Margo be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 filed with the Securities and Exchange Commission.

                  Members of the Audit Committee

                  Blas R. Ferraiuoli
                  Michael A. Rubin

                  Dated: September 24, 2001

                     RATIFICATION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has appointed the firm of Deloitte & Touche LLP to act as Margo's independent accountants for the year ending December 31, 2001 subject to ratification by Margo's shareholders. Deloitte & Touche LLP has served as Margo's independent public accountants since July 2, 1997. The firm of Kaufman, Rossin & Co. had previously served as Margo's independent public accountants from 1991 to 1996. Services provided to Margo and its subsidiaries by Deloitte & Touche in fiscal 2000 included the examination of Margo's consolidated financial statements, limited reviews of quarterly reports, preparation of tax returns, and consultations on various tax and accounting matters. Deloitte & Touche LLP did not render any services related to financial information systems design or implementation.

     Audit Fees

     The aggregate fees billed by Deloitte & Touche LLP for professional services rendered for the audit of Margo's annual financial statements for the fiscal year ended December 31, 2000 and for the reviews of the financial statements included in Margo's Quarterly Reports on Form 10-Q filed with the SEC for that fiscal year were $67,500.

     All Other Fees

     The aggregate fees billed by Deloitte & Touche LLP for services rendered to Margo, other than the services described above under "Audit Fees", for the fiscal year ended December 31, 2000 were $105,900, of which $74,100 were related to services related to the terminated merger agreement with iTract LLC.

     The submission of this proposal to a vote of shareholders is not legally required. If the selection of Deloitte & Touche LLP is not approved, the Audit Committee and the Board of Directors will reconsider its selection. The affirmative vote of a majority of the shares of Common Stock represented, in person or by proxy, at the Annual Meeting is required to adopt this proposal.

     A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting and will be given an opportunity to make a statement if so desired and to respond to appropriate questions.

     The Board of Directors unanimously recommends that stockholders vote for ratification of the selection of Deloitte & Touche LLP as Margo's independent accountants.

                                  SECTION 16(A)
                    BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16 of the Securities Exchange Act of 1934, as amended, requires Margo's directors and executive officers to report their ownership of and transactions in Margo's Common Stock to the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers. Copies of these reports are also required to be supplied to Margo. Specific dates for filing these reports have been established by the SEC, and Margo is required to report in the annual report any failure of its directors and executive officers to file by the relevant due date any of these reports during the fiscal year ended December 31, 2000. Based solely on its review of the copies of the report received by it, Margo believes that all such filing requirements were satisfied, except that, Blas R. Ferraiouli, Michael Rubin and Margaret D. Spector failed to timely file two reports each related to the receipt of stock options.

                              STOCKHOLDER PROPOSALS

     Any proposal that a stockholder wishes to present for consideration at the 2002 Annual Meeting of Stockholders must be received by Margo by the close of business on the tenth day following the date Margo publicly announce the date of its 2002 Annual Meeting of Shareholders. Proposals should be directed to the attention of the Secretary of Margo.

                                  ANNUAL REPORT

     A copy of Margo's Annual Report to Shareholders containing the consolidated financial statements of Margo for the fiscal year ended December 31, 2000 is being mailed to each stockholder together with this Proxy Statement. Such Annual Report is not part of the proxy solicitation materials.

                                  OTHER MATTERS

     Management is not aware of any other matters to be presented for action at the Annual Meeting other than those described in the accompanying notice of meeting and routine matters incidental to the conduct of the meeting. However, if any other matter properly comes before the Annual Meeting, the persons named as proxies will vote in accordance with their best judgment on such matter.

                                             BY ORDER OF THE BOARD OF DIRECTORS



                                                     Margaret D. Spector
                                                         Secretary

Vega Alta, Puerto Rico
September 26, 2001

                                                                      APPENDIX A
                                                                      ----------


                               MARGO CARIBE, INC.
                             AUDIT COMMITTEE CHARTER
                              ADOPTED JUNE 6, 2000

     1.   Composition  of the  Audit  Committee:  The Audit  Committee  shall be
          -------------------------------------
          comprised of at least three directors, each of whom shall not be an officer or employee of the Company or its subsidiaries, shall not have any relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and shall otherwise satisfy the applicable membership requirements under the rules of the National Association of Securities Dealers, Inc.

     2.   Purposes of the Audit  Committee:  The purposes of the Audit Committee
          --------------------------------
          are to assist the Board of Directors:

          a. in its oversight of the Company's accounting and financial reporting principles and policies and internal audit controls and procedures;

          b. in its oversight of the Company's financial statements and the independent audit thereof;

          c. in selecting (or nominating the outside auditors to be proposed for shareholder approval in any proxy statement), evaluating and, where deemed appropriate, replacing the outside auditors; and

          d.   in evaluating the independence of the outside auditors.

          The function of the Audit Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for planning and carrying out proper audit and reviews, including reviews of the Company's quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures.

          In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company that it receives information from and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors).

          The outside auditors for the Company are ultimately accountable to the Board of Directors (as assisted by the Audit Committee). The Board of Directors, with the assistance of the Audit Committee, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors (or to nominate the outside auditors to be proposed for shareholder approval in the proxy statement).

          The outside auditors shall submit to the Company annually a formal written statement delineating all relationships between the outside auditors and the Company ("Statement as to Independence"), addressing at least the matters set forth in Independence Standards Board No. 1.

     3.   Meetings of the Audit  Committee:  The Audit Committee shall meet four
          --------------------------------
          times annually, or more frequently if circumstances dictate, to discuss with management the annual audited financial statements and quarterly financial results. The Audit Committee should meet separately at least annually with management, and the outside auditors to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or outside auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

     4.   Duties and Powers of the Audit  Committee:  To carry out its  purposes
          -----------------------------------------
          the Audit Committee shall have the following duties and powers:

          a.   with respect to the outside auditor,

               i. to provide advice to the Board of Directors in selecting, evaluating or replacing outside auditors;

               ii. to review the fees charged by the outside auditors for audit and non-audit services;

               iii. to ensure  that the  outside  auditors  prepare  and deliver annually a Statement as to Independence (it being understood that the outside auditors are responsible for the accuracy and completeness of this Statement), to discuss with the outside auditors any relationships or services disclosed in this Statement that may impact the objectivity and independence of the Company's outside auditors and to recommend that the Board of Directors take appropriate action in response to this Statement to satisfy itself of the outside auditors' independence; and

               iv. to instruct the outside auditors that the outside auditors are ultimately accountable to the Board of Directors and Audit Committee;

          b. with respect to financial reporting principles and policies and internal audit controls and procedures,

               i. to advise management and the outside auditors that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices;

               ii. to consider any reports or communications (and management's responses thereto) submitted to the Audit Committee by the outside auditors required by or referred to in SAS 61 (as codified by AU Section 380), as may be modified or supplemented, including reports and communications related to:

                    o deficiencies noted in the audit in the design or operation of internal controls;

                    o    consideration of fraud in a financial statement audit;

                    o    detection of illegal acts;

                    o the outside auditor's responsibility under generally accepted auditing standards;

                    o    significant accounting policies;

                    o    management judgments and accounting estimates;

                    o    adjustments arising from the audit;

                    o the responsibility of the outside auditor for other information in documents containing audited financial statements;

                    o    disagreements with management;

                    o    consultation by management with other accountants;

                    o    major  issues   discussed  with  management   prior  to
                         retention of the outside auditor;

                    o difficulties encountered with management in performing the audit;

                    o the outside auditor's judgments about the quality of the entity's accounting principles; and

                    o review of interim financial information conducted by the outside auditor;

               iii. to meet with management and/or the outside auditors:

                    o    to discuss the scope of the annual audit;

                    o    to discuss the audited financial statements;

                    o to discuss any significant matters arising from any audit or report or communication referred to in items 2(ii) or 3(ii) above, whether raised by management, the internal auditing department or the outside auditors, relating to the Company's financial statements;

                    o to review the form of opinion the outside auditors propose to render to the Board of Directors and shareholders;

                    o to discuss significant changes to the Company's auditing and accounting principles, policies, controls, procedures and practices proposed or contemplated by the outside auditors or management; and

                    o to inquire about significant risks and exposures, if any, and the steps taken to monitor and minimize such risks;

               iv. to obtain from the outside auditors assurance that the audit was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, as amended, which sets forth certain procedures to be followed in any audit of financial statements required under the Securities Exchange Act of 1934; and

               v. to discuss with the Company's outside counsel any significant legal matters that may have a material effect on the financial statements, the Company's compliance policies, including material notices to or inquiries received from governmental agencies; and

          c.   with respect to reporting and recommendations,

               i. to prepare any report, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement;

               ii. to review this Charter at least annually and recommend any changes to the full Board of Directors; and

               iii. to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

     5.   Resources and Authority of the Audit  Committee:  The Audit  Committee
          -----------------------------------------------
          shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage outside auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants.

     6.   Effective Date: This Charter will become  effective  immediately  upon
          --------------
          its approval by the Board of Directors.

     7.   Amendments:  This  Charter  may only be amended by a  resolution  duly
          ----------
          adopted by the Board of Directors.

                               MARGO CARIBE, INC.
                     PROXY - ANNUAL MEETING OF STOCKHOLDERS


The undersigned hereby appoints Michael J. Spector and Alfonso Ortega, and each of them severally, as proxies, with full power of substitution, to vote on behalf of the undersigned all of the shares of the Common Stock of MARGO CARIBE, INC., a Puerto Rico corporation (the "Company"), which the undersigned is entitled to vote a the Annual Meeting of Stockholders of the Company to be held at the offices of Piertrantoni Mendez & Alvarez LLP, Suite 1901, Banco Popular Center, 209 Munoz Rivera Avenue, San Juan, Puerto Rico on Friday, October 26, 2001 at 10:00 a.m. (local time), and at any adjournment or postponement thereof, upon the following matters:

(1)  To elect seven directors;
(2) To ratify the appointment to Deloitte & Touche LLP as the Company independent accountants; and
(3) To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER ON THE OTHER SIDE HEREOF, IF NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED "FOR" EACH OF THE ABOVE PROPOSALS.

                   (Continued and to be signed on other side)
--------------------------------------------------------------------------------

Proposal (1) Election of Directors

The nominees for election to the Board of Directors are:

Nominees: 01 Ramon L. Dominguez, 02 Blas R. Ferraiuoli, 03 Mark H. Greene,
          04 J. Fernando Rodriguez, 05 Michael A. Rubin, 06 Margaret D. Spector, 07 Michael J. Spector, 08 John A. Wing

                        FOR                 WITHHOLD
                    all nominees            AUTHORITY
                       listed            for all nominees
                        [ ]                    [ ]

(INSTRUCTION: To withhold authority to vote for any nominee, write that nominee's name on the line immediately below.

                 ---------------------------------------------

Proposal (2) Ratification of appointment of Deloitte & Touche LLP as independent accountants of the Company;


            FOR                   AGAINST                ABSTAIN
            [ ]                     [ ]                    [ ]

Proposal (3) In the  discretion of such proxies,  upon such other matters as may properly come before the annual meeting or any adjournment or postponement thereof.



Dated: __________________________________________, 2001



Signature of Stockholder _______________________________________________________



Signature of Stockholder _______________________________________________________


When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. Joint owners should both sign. Please be sure to date the proxy and return the proxy promptly.